First Quarter Fiscal 2019 Financial Results

Management Presenters Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer and Secretary Mike Higgins Director, Investor Relations & Business Strategy

Safe Harbor and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; fluctuations in our effective tax rate, including from the recently enacted Tax Cuts and Jobs Act; changes to our operating results, cash flows and financial condition attributable to the recently enacted Tax Cuts and Jobs Act; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

8% net sales growth with strength in both domestic and international businesses. 1 Q1 FY 2019 Highlights 2 3 Margin expansion in the quarter driven by solid execution, favorable pricing and cost containment. Domestic construction markets growth of 10% driven by continued strength in non-residential and residential end markets. 4 Strong cash flow generation driven by improved profitability and working capital initiatives.

Q1 FY 2019 Financial Performance +260 bps (USD, in millions) Adjusted EBITDA +8.2% Domestic Markets + Construction +10% + Non-Residential +11% + Residential +11% − Infrastructure - 2% − Agriculture - 17% + Pipe +6% + Allied +11% By Geography + Domestic +7% + International +17% By Application + Pipe +7% + Allied +12% Revenue $60.3 $5.2 $6.0 $2.1 $1.5 $75.1 All figures in USD, mm

Free Cash Flow Performance % of Sales 2.7% 3.5% All figures in USD, mm Net Debt³ 1Operating Cash Flow less CapEx 2Inventory, Accounts Receivable, Accounts Payable 3Total debt less cash (includes capital leases) 1.75x Leverage 2.76x Leverage CapEx Working Capital² Free Cash Flow¹   FY 2019 FY 2018 ∆ Adjusted EBITDA $75 $60 $15 Working Capital(2) $(58) $(65) $7 Cash Tax $(1) $(6) $5 Cash Interest $(4) $(4) $0 Other $(2) $(2) $0 Cash flow from operating activities $10 $(17) $27 Capital Expenditures $(7) $(18) $11 Free Cash Flow $3 $(35) $38

Fiscal 2019 Financial Outlook Key Metric FY 2018 FY 2019 Y-o-Y Change Previous New Net Sales (in Millions) $1,330 $1,375 - $1,425 $1,375 - $1,425 Up 3% to 7% Adj. EBITDA (in Millions) $210 $220 - $240 $225 - $240 Up 7% to 14% Adj. EBITDA Margin 15.8% 16.0% - 16.8% 16.4% - 16.8% +60 to +100 basis points Fiscal 2019 Expectations

Market FY2019 Outlook Comments Domestic Construction End Markets Growth driven by market conversion and continued strength in the domestic construction markets Agriculture End Market Spring selling season impacted by weather, fall selling season will be contingent on weather International End Market Conversion strategy expected to drive growth in Canadian construction markets. Modest growth anticipated in Mexico. Key Net Sales Drivers – Market Outlook Market Outlook LSD to MSD Flat to Down LSD ADS: Up MSD ADS: Market Perform ADS: Up LSD to MSD

Q&A Session

Expect healthy demand to continue in core domestic construction markets. 1 Closing Remarks 2 Positioned for continued above-market growth in fiscal 2019 due to conversion strategy and strong growth of HP and Allied products. 3 Focused on execution and fundamentals as well as driving SPP initiatives to continue improving profitability.

Appendix

Adjusted EBITDA Reconciliation ___________________________ EBITDA as net income before interest, taxes, depreciation and amortization Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses Three Months Ended June 30, (Amounts in thousands) 2018   2017 Net income $ 33,651 $ 18,474 Depreciation and amortization 17,827 18,221 Interest expense 3,802 4,479 Income tax (benefit) expense 14,284 9,746 EBITDA(1) 69,564 50,920 Derivative fair value adjustments (12) 191 Foreign currency transaction gains (171) (869) Loss on disposal of assets and costs from exit and disposal activities 1,104 3,423 Unconsolidated affiliates interest, tax, depreciation and amortization 379 708 Contingent consideration remeasurement 2 26 Stock-based compensation expense 1,559 1,690 ESOP deferred compensation 4,021 2,614 Executive retirement (benefit) expense (328) 15 Restatement-related (benefit) costs (1,231) 1,460 Transaction costs 256 167 Adjusted EBITDA(2) $ 75,143 $ 60,345